MFS(R) VALUE FUND

                        Supplement to Current Prospectus


Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee for MFS Value Fund from an annual rate of 0.60% to 0.55% on net assets in excess of $7.5 billion. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the Fund.

                The date of this Supplement is September 1, 2004.